SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -----------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2006

                          ------------------------------

                         Flatbush Federal Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        Federal                          0-503777             11-3700733
------------------------------      -----------------       --------------
  (State or other                 (Commission File Number) (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)




2146 Nostrand Avenue, Brooklyn, New York                           11210
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(Address of principal executive offices)                         (Zip Code)


                                  718-859-6800
                           ----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))





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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     Flatbush Federal Bancorp, Inc. (the "Company"), the holding company of Flatbush Federal Savings and Loan Association (the "Association"), announced that the Board of Directors has appointed Stan I. Cohen, and that Mr. Cohen has accepted the appointment, to serve as a director of the Company and the Association. The appointment will become effective as of September 28, 2006 and Mr. Cohen will serve on the Board of Directors for a term to run until the next election of directors by the Company's shareholders, scheduled for April 26, 2007. Mr. Cohen will also serve as a member of the Company's Audit Committee. Mr. Cohen is filling the vacancy on the Company's and the Association's Board of Directors that was created when former director, Anthony V. Rumolo passed away on May 12, 2006.

     Mr. Cohen is a private investor and also a co-founder of the Rockland Healing and Coaching Center, Inc. in Chestnut Ridge, New York. Prior to that, he was a member of the Board of Directors of New York Bancorp, Inc., the holding company for Home Federal Savings Bank of Douglaston, New York, where he also served as the Chief Financial Officer, Senior Vice President and Corporate Secretary. Mr. Cohen is a Certified Public Accountant and a graduate of Brooklyn College.


Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired. None

     (b) Pro forma financial information. None

     (c) Shell company transactions. None

     (d) Exhibits. None.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FLATBUSH FEDERAL BANCORP, INC.

Dated: September 19, 2006            By:  /s/ Jesus R. Adia
                                          -------------------------
                                          Jesus R. Adia
                                          President and Chief Executive Officer